THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES OR UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                            COMMON STOCK WARRANT

                              To Purchase ______
                          Shares of Common Stock of

                               TRO Learning, Inc.

                              ______________, 1997


    THIS CERTIFIES THAT, for good and valuable consideration ________________ or registered assigns is entitled to subscribe for and purchase from TRO Learning, Inc. (the "Company") at any time after the date hereof to and including ___________, 2002, ________________________(_____) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value, at a price of $ ______ per share (the "Exercise Price"):*

    This Warrant is subject to the following provisions, terms and conditions:

    1. EXERCISE; TRANSFERABILITY. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company twenty (20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or bank check or wire transfer of the purchase price for such shares.

    2. ISSUANCE OF SHARES. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to

_______________________________

* The Exercise Price shall be equal to the conversion price of the debentures.

which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

    Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

    3. COVENANTS OF COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

    4. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

        (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the Exercise Price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (b) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

        (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by operation of law or written instrument, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notice of such assumption shall be promptly mailed to the registered holder hereof at the least address of such holder appearing on the books of the Company.

         Notwithstanding any language to the contrary set forth in this paragraph 4(c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of Common Stock of the Company and a successor corporation or corporation purchasing assets shall receive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant the the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding Common Stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate Exercise Price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

         (d)


                  (i) If the Company issues or sells any shares of Common Stock for a consideration per share less than the Exercise Price then in effect (other than dividends payable in shares of Common Stock), or issues any options, warrants, or other rights to purchase Common Stock at a consideration per share less than the Exercise Price then in effect, or issues securities convertible into Common Stock at a Exercise Price per share of less than the Exercise Price then in effect, then the Exercise Price in effect immediately prior to such issuance or sale shall be adjusted by multiplying the Exercise Price by a fraction, the numerator of which shall be an amount equal to the sum of (A) the aggregate number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the applicable Exercise Price in effect immediately prior to such issuance or sale, and (B) the total consideration payable to the Company upon such issuance or sale of such Common Stock and/or such purchase rights or convertible securities, plus the consideration payable to the Company upon the exercise of such purchase rights or upon conversion of such convertible securities, and the denominator of which shall be an amount equal to the aggregate number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise of any purchase rights and/or upon the conversion of convertible securities issued in such issuance. If the Exercise Price is adjusted as the result of the issuance of any options, warrants or other purchase rights or upon the issuance of convertible securities, no further adjustments of such Exercise Price shall be made at the time of the exercise of such options, warrants or other purchase rights or convertible securities. If securities are issued for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Issuer.

                  (ii) Upon any adjustment of the Exercise Price pursuant to subsection 4(d)(i) hereof, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares of Common Stock determined by multiplying the number of shares as to which this Warrant was exercisable immediately prior to such adjustment by the Exercise Price which would have been in effect but for subsection 4(d) hereof and dividing the product so obtained by the Exercise Price as adjusted pursuant to subsection 4(d)(i) hereof.

                  (iii) ISSUANCE OF CASH. In case of the issuance of additional shares of Common Stock entirely for cash, the consideration received by the Company therefor shall be deemed to be an amount of cash received by the Company for such shares, without deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such shares of Common Stock.

                  (iv)  ISSUANCE FOR PROPERTY. In case of the
      issuance of additional shares of Common Stock for a consideration other than cash, or for a consideration a part of which shall be other than cash, the amount of per share consideration other than cash received by the Company for such shares shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

            (e) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. TRANSFER OF WARRANT OR RESALE OF SHARES. In the event the holder of this Warrant desires to transfer this Warrant, or any Common Stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of Common Stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; PROVIDED, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933 (the "Securities Act"); and PROVIDED, FURTHER, that the holder shall not be entitled to transfer this Warrant in part if such transfer would result in a Warrant for less than one thousand (1,000) shares (unless such amount represents the residual balance of the number of shares subject to this Warrant); and PROVIDED, FURTHER that the prospective transferee or purchaser shall execute such documents and make such representations, warranties and agreements as may be required solely to comply with the registration exemptions relied upon by the Company for the transfer or disposition of the Warrant or shares issuable upon exercise of the Warrant.

          If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of Common Stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

     8. REGISTRATION RIGHTS. (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act (the "Securities Act") (except by a claim of exemption or registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of Common Stock acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice (which request must be made within five (5) years from the date of this Warrant), the Company will use its best efforts to cause all such shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that (i) the Company shall not be required to include any such shares of Common Stock in any such registration for any holder who is able to sell all shares of Common Stock owned by such holder (or issuable to such holder upon exercise of this Warrant), and which benefit from the registration rights granted hereunder, during the three-month period beginning on the date such notice is received by such holder, without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) (or any successor thereto) under the Securities Act; (ii) the Company shall only be required to include this Warrant in any such registration where (A) the Common Stock issuable upon the exercise of such Warrant is also included in such registration and (B) it is contemplated that such Warrant will be exercised and such Common Stock will be offered in connection with such registration;
(iii) the Company shall not be required to give such notice with respect to, or to include such Warrant or Common Stock in, any such registration which is primarily (A) a registration of a stock option plan or other employee benefit plan or of securities issued or issuable pursuant to any such plan such as a registration on Form S-8, or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation such as a registration on Form S-4; (iv) the Company shall not be required to include in any such registration any shares of Common Stock previously duly registered under the Securities Act; (v) the Company may, in its sole discretion, withdraw any such registration statement and abandon the proposed offering in which any such holder had requested to participate; (vi) if the offering to which the registration statement relates is to be distributed by or through an underwriter, each such holder shall agree, as a condition to the inclusion of such holder's securities in such registration, to sell the securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of any shares of Common Stock not sold by such holder in such offering for such period (up to ninety
(90) days after the effective date of the registration statement) as may be required by the underwriter; and (vii) if the offering to which the registration statement relates is to be distributed by or through an underwriter and a greater number of securities is offered for participation in the proposed underwriting than, in the opinion of the Company's underwriter, can be accommodated without significantly adversely affecting the proposed underwriting, the amount of such securities otherwise to be included in the underwritten offering on behalf of all persons other than the Company may be reduced pro rata, in accordance with the number of shares of Common Stock proposed to be sold by each such holder, or may be eliminated entirely from such underwritten public offering. The costs and expenses of such offering, including but not limited to legal fees, special audit fees, printing expenses, filing fees, fees and expenses relating to qualifications under state securities or blue sky laws and the premiums for insurance, if any, incurred by the Company in connection with any registration made pursuant to this Section 8(a) shall be borne entirely by the Company; PROVIDED, HOWEVER, that any holders participating in such registration shall bear their own underwriting discounts and commissions and the fees and expenses of their own counsel or accountants in connection with any such registration.

          (b) On two occasions only, at any time during the period commencing one (1) year from the date hereof and ending five (5) years from the date hereof, upon request by the holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants who collectively (i) have the right to purchase at least 20% of the shares subject to the Warrants, (ii) hold directly at least 20% of the shares purchased hereunder, or (iii) have the right to purchase or hold directly an aggregate of at least 20% of the shares purchasable or purchased hereunder, the Company will promptly take all necessary steps to register the sale of such shares by the holders thereof, on Form S-3 under the Securities Act (and, upon the request of such holders,under Rule 415 thereunder) and such state laws as such holders may reasonably request; provided, however, that (i) the Company shall not be required to include any such shares of Common Stock in any such registration for any holder who is able to sell all shares of Common Stock owned by such holder (or issuable to such holder upon exercise of this Warrant), and which benefit from the registration rights granted hereunder, during the three-month period beginning on the date such registration is requested by such holder, without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) (or any successor thereto) under the Securities Act; (ii) the Company shall only be required to include this Warrant in any such registration where (A) the Common Stock issuable upon the exercise of such Warrant is also included in such registration and (B) it is contemplated that such Warrant will be exercised and such Common Stock will be offered in connection with such registration; (iii) the Company shall not be required to include in any such registration any shares of Common Stock duly registered under the Securities Act and registered or qualified under all applicable state securities or blue sky laws upon original issuance; and
(iv) the Company may, on not more than one occasion, delay the filing of any registration statement requested pursuant to this Section 8(b) to a date not more than 90 days following the date of such request if in the reasonable opinion of the Company at the time of such request such a delay is necessary in order not to significantly adversely affect financing efforts then underway at the Company (in which case the expiration date of this Section 8(b) shall be extended by a period equal to the period of such delay). The costs and expenses directly related to any registration requested pursuant to this Section 8(b), including but not limited to legal fees of the Company's counsel, audit fees, printing expense, filing fees and fees and expenses relating to qualifications under state securities or blue sky laws incurred by the Company shall be borne entirely by the Company; provided, however, that the persons for whose account the securities covered by such registration are sold shall bear the underwriting commissions applicable to their shares and fees of their legal counsel. If the holders of Warrants and the holders of shares of Common Stock underlying the Warrants are the only persons whose shares are included in the registration pursuant to this
Section 8(b), such holders shall bear the expense of inclusion of audited financial statements in the registration statement which are not dated as of the Company's normal fiscal year or are not otherwise prepared by the Company for its own business purposes. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this Section 8(b) for such period as may be necessary for the holders of the Warrants and such Common Stock to dispose of such securities and, from time to time shall amend or supplement, at the holder's expense, the prospectus or offering circular used in connection therewith to the extent necessary in order to comply with applicable law.

          If, at the time any written request for registration is received by the Company pursuant to this Section 8(b), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 8(a) hereof rather than this Section 8(b), and the rights of the holders of Warrants and or shares issued upon the exercise of the Warrants covered by such written request shall be governed by Section 8(a) hereof.

          The managing underwriter of an offering registered pursuant to this
Section 8(b), if any, shall be selected by the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested and shall be reasonably acceptable to the Company. Without the written consent of the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested pursuant to this Section 8(b), neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Warrants and/or shares issued upon the exercise of the Warrants or require the exclusion of any portion of the Warrants and/or shares issued upon the exercise of the Warrants to be registered. Subject to the preceding sentence, shares to be excluded from an underwritten public offering shall be selected in the manner provided in
Section 8(a) hereof.

          (c) If and whenever the Company is required by the provisions of Sections 8(a) or 8(b) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

               (i) Prepare and file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities;

               (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities;

         (iii) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (v) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (vi) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (vii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

         (viii) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         (ix) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         (x) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

         (xi) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

    (d) The Company hereby indemnifies the holder of this Warrant and of any Common Stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of Common Stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of Common Stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

    9.   ADDITIONAL RIGHT TO CONVERT WARRANT.

         (a) Subject to the provisions of Section 7 hereof, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

         (d) "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date:

              (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted by transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

              (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

              (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

    IN WITNESS WHEREOF, TRO Learning, Inc. has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of ________, 1997.

                                  TRO LEARNING, INC.

                                  By
                                     ---------------------------------------
                                                      ,  President
                                  --------------------

                                  By
                                     ---------------------------------------
                                                      ,  Secretary
                                  --------------------

                                 EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


TRO LEARNING, INC.

    The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder _____________________ shares of the Common Stock, $.01 par value, of TRO Learning, Inc. and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of _____________________________ and be delivered to _________________________ whose address is __________________________________.





Dated:
      -------------                ------------------------------------------
                                   (Signature must conform in all respects to the name of holder as specified on the face of the warrant)




                                   (Address)




                                   (City - State - Zip)

                               ASSIGNMENT FORM
               (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within warrant to purchase ________________ of the shares of Common Stock, $.01 par value, of TRO Learning, Inc. to which the within warrant relates, and appoints ______________________________ attorney to transfer said right on the books of TRO Learning, Inc., with full power of substitution in the premises.





Dated:
      -------------                ------------------------------------------
                                   (Signature must conform in all respects to the name of holder as specified on the face of the warrant)




                                   (Address)




                                   (City - State - Zip)



In the presence of:

                              CONVERSION NOTICE
            (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                   SET FORTH IN SECTION 9 OF THE WARRANT)



TO TRO LEARNING, INC.:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such
Warrant and to purchase __________________________ shares of the Common
Stock, $.01 par value, of TRO Learning, Inc. The closing of this conversion shall take place at the offices of the Company on ___________________. Certificates for the shares to be delivered at the closing shall be issued in the name of _________________________________, whose address is ______________
____________________________.





Dated:
      -------------                ------------------------------------------
                                   (Signature must conform in all respects to the name of holder as specified on the face of the warrant)




                                   (Address)